UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 2001
                          -----------------------------
                        (Date of earliest event reported)

                               AMMONIA HOLD, INC.
                               ------------------
               (Exact name of Registrant as specified in charter)



       Utah                           333-29903                 75-2337459
       ----                           ---------                 ----------
(State or other juris-               (Commission               (IRS Employer
diction of incorporation)              File No.)            Identification No.)



                    10 Gunnebo Drive, Lonoke, Arkansas 72086
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (501) 676-2994

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Change in Control of Registrant.

         Pursuant to the terms of that certain Acquisition Agreement dated June 15, 2001 between Ammonia Hold, Inc. ("AMHD") and TransAtlantic Surety & Bond Company, Ltd., a United Kingdom Company with offices in Orlando, Florida ("TSB"), TSB is acquiring approximately 30% of the total issued and outstanding shares of AMHD common stock. TSB is also undertaking to provide certain financing and acquisitions for AMHD and will receive certain options and warrants. Additionally; (i) AMHD will change its corporate name to TS&B Holding, Inc. ("TSBH"), (ii) AMHD shall appoint a TSB nominee to its Board of Directors,
(iii) AMHD shall issue a shareholder proxy for certain matters pertinent to shareholders set forth in the Acquisition Agreement, and (iv) AMHD's current manufacturing and distributing operations will be transferred to a newly created wholly owned subsidiary, Ammonia Hold Manufacturing Corp.

         On June 26, 2001, AMHD issued to TSB 3,273,510 shares of authorized, but previously unissued shares of AMHD common stock. In consideration for the shares, TSB paid to AMHD the total purchase price of $1,250,000, in the form of a 6% Convertible, Callable, Secured Subordinated Debenture due June 15, 2004, executed by TSB Investment Partners Inc. Of the total shares issued, 2,618,808 are to be held in escrow, to be released to TSB upon payment of the Debenture. TSB retains voting rights to the shares held in escrow.

         TSB has also agreed to undertake to issue, on a "best efforts basis" within four (4) months after the closing, a debt offering for AMHD/TSBH up to $10,000,000.00. The general terms and conditions of the debt offering shall be;
(i) interest at 12% with a five (5) year term, and (ii) convertible to common stock of AMHD/TSBH at $5.00 per share. The use of proceeds for the debt offering will specify $3,500,000 for a possible investment in Pet Quarters, Inc., a Little Rock, Arkansas company, and $3,500,000 for possible investment in other operating and revenue producing businesses. Further, within twelve months after the closing, TSB (or affiliates) agrees to organize $10,000,000 (in gross sales) in acquisitions for AMHD/TSBH; $20,000,000 (in gross sales) in acquisitions for AMHD/TSBH within twenty-four months of closing; and $30,000,000 (in gross sales) in acquisitions for AMHD/TSBH within thirty-six months after closing. In the event TSB (or affiliates) fails or refuses to proffer the aforesaid acquisitions, the AMHD/TSBH shares shall be returned to AMHD free and clear of any liens, encumbrances or charges.

         AMHD also granted to TSB options to purchase 3,000,000 share of AMHD/TSB common stock at $1.50 per share and an additional 3,000,000 shares at $3.50 per share. The options have a term of thirty-six months from the date of issuance by AMHD.

         The following is a copy of a press release dated July 3, 2001 which discusses the Acquisition Agreement.

                                   **********

  Ammonia Hold, Inc. Announces Acquisition Agreement with TransAtlantic Surety and Bond Company, Ltd. and Name Change to TS&B Holding, Inc.

For Immediate Release

LONOKE,  Ark.,  July 3, 2001  /PRNewswire/  - Ammonia  Hold,  Inc. (OTC Bulletin
Board: AMHD) announced today that it signed a Stock Acquisition Agreement with TransAtlantic Surety & Bond Company, Ltd., a United Kingdom Company with offices in Orlando, Florida.

In accordance with the agreement signed on June 15, 2001, TransAtlantic Surety & Bond Company, Ltd. acquired 30% of the issued and outstanding capital stock, as well as options and warrants based on performance.

The Company's name will be changed to TS&B Holding, Inc. (TSBH), and current manufacturing and distributing operations will be transferred to a wholly owned subsidiary, Ammonia Hold Manufacturing Corp.

"I am very pleased with the expertise that TransAtlantic Surety & Bond Company, Ltd. brings to the company," said Michael D. Parnell, President. "TS&B Holding, Inc. will become a diversified conglomerate through profitable acquisitions and TransAtlantic Surety & Bond Company, Ltd. will be a valuable and significant partner in achieving the growth and profitability goals of TSBH ", Parnell added.

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As per the Agreement,  TransAtlantic Surety and Bond Co. Ltd. agrees to organize within twelve months of Closing, $10.0 Million USD (gross sales) in acquisitions for TS&B Holdings; $20.0 Million USD (gross sales) in acquisitions for TS&B Holdings within twenty-four months after Closing; and $30.0 Million USD (gross sales) in acquisitions for TS&B Holdings within thirty-six months after Closing.

Ammonia Hold, Inc. manufactures and distributes patented products to reduce odor and ammonia emissions from animal waste, landfills and municipal biosolids.

TransAtlantic Surety and Bond Company, Ltd., a European-style merchant banking firm, provides services in Investment Banking, Financial Counseling, Mergers and Acquisitions and Asset Investments.

The statements made in this release constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward- looking statements. Factors that would cause or contribute to such differences include, but are not limited to, changing economic conditions, interest rates trends, continued acceptance of the Company's products in the marketplace, competitive factors and other risks detailed in the Company's periodic report Filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

SOURCE: Ammonia Hold, Inc.

CONTACT: Ammonia Hold, Inc.
Michael D. Parnell, President
Phone: 501-676-2994

CONTACT: TransAtlantic Finance, Ltd.
Scott Neils, Chief Operating Officer
Phone: 407-379-0029

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.               Description                            Page No.
     2.1          Acquisition Agreement                       Filed Herewith



                                   **********


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              AMMONIA HOLD, INC.


Dated:  July 6, 2001                            By:  /S/ MICHAEL D. PARNELL
                                                ----------------------------
                                                         MICHAEL D. PARNELL,
                                                         President and Director

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